Exhibit 99.2

Form ABS Due Diligence 15-E

PRPM 2023-NQM2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name: Consolidated Analytics, Inc.

Business Name (If Different):

Principal Business Address: 1 Macarthur Pl, Ste. 100 Santa Ana, CA 92707

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name: PRP-LB V AIV, LLC

Business Name (If Different):

Principal Business Address: 7114 E Stetson Dr., Suite 250, Scottsdale, AZ 85251

Item 3: Credit rating criteria

The third-party due diligence services are intended to generally comply with currently known rating agency criteria for newly originated mortgage loans.

Item 4: Description of the due diligence performed

See Attachment A.

Item 5: Summary of findings and conclusions of review

See Attachment B.

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects.

By:	Rudy Zabran

Date: 09/21/2023

Attachment A

Item 4: Description of the due diligence performed

PRPM 2023-NQM2

(1) Type of assets that were reviewed.

Consolidated Analytics, Inc. (the “Securitization Diligence Provider”) performed certain due diligence services (the “Review”) described below on seasoned and newly originated residential mortgage loans (each a “Mortgage Loan”) acquired by PRP-LB V AIV, LLC(“PRP Advisors”) through bulk purchase purchases. The Review was conducted from February 2021 to July 2023 on mortgage loans originated between February 2021 and August 2022.

(2) Sample size of the assets reviewed.

The Review consisted of all 22 loans within the population.

(3) Determination of the sample size and computation.

The sample population was determined and provided by the Securitization Diligence Provider’s client (as identified by Item 2). The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. The Review was completed on 100% of the 22 loans in the securitization.

(4) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

For each Mortgage Loan, the Securitization Diligence Provider conducted a credit review focusing on adherence to the applicable underwriting guidelines of the Originator. The Securitization Diligence Provider also reviewed the mortgagor’s and guarantor’s credit (as applicable) to determine if the related party’s credit meets the applicable underwriting guidelines of the Originator. In certain instances, the Securitization Diligence Provider also reviewed the mortgagor’s assets and the related Mortgaged Property’s rental income to determine if such attributes of the related Mortgage Loan were underwritten to the applicable underwriting guidelines of the Originator.

(5) Value of collateral securing the assets: review and methodology.

The Securitization Diligence Provider conducted a review of the appraisal(s) related to each Mortgage Loan including the (i) property type, (ii) age of appraisal, (iii) verification of the property address, (iv) completeness and appropriateness of the appraisal form based on guidelines requirements, (v) property values, (vi) a comparable sales analysis including age, distance, and adjustments, (vii) property age, (viii) market value, and (ix) a quality and condition ratings.

The Securitization Diligence Provider then reviewed the secondary valuation products provided to determine whether there was support for the reasonableness of the original appraised value. Loan level Valuation Grades are based on the cumulative total of origination appraised values for an individual loan compared to the cumulative total of the secondary valuation products. Loans where the cumulative secondary valuation had a negative variance greater than 10% of the origination appraised value total were provided a Valuation Grade of “C”.

(6) Compliance of the originator of the assets with federal, state, and local laws and regulations: review and methodology.

The Review procedures were based on, among other factors, the stated business purpose nature of the Mortgage Loans, and as a result did not include a review of various consumer protection laws that are not applicable to such transactions.

(7) Other: review and methodology. (Non-Owner Occupancy Review)

With respect to each of the Mortgage Loans, the Securitization Diligence Provider reviewed each mortgage note and related guaranty agreements to determine the identity and quantity of individuals serving as either mortgagor, co-mortgagor, or guarantor, as well as to confirm whether the mortgagor and/or co-mortgagor is a legal business entity or an individual. Appraisal reports were also reviewed by the Securitization Diligence Provider to determine whether the property type listed on the appraisal was consistent with the underwritten property type and for evidence of mortgagor/co-mortgagor owner or tenant occupancy. Mortgagor letters of intent were reviewed for presence of unqualified statements of intent not to occupy the mortgaged property, affirmation that the addresses cited in such letters of intent are consistent with the subject mortgaged property addresses and that the signatories are consistent with the identified mortgagors/co-mortgagors/guarantors. Certification of non-owner occupancy was reviewed for verification that the certifications were complete, signed and dated as required. The Securitization Diligence Provider confirmed the presence of a lease (if available) and if a lease was not present, conducted a reasonableness review of whether mortgagor is occupying the property based on the factors above and other indications as appropriate.

Attachment B
Item 5: Summary of findings and conclusions of review

Summary of Results

OVERALL RESULTS SUMMARY

After considering the grading criteria of the relevant NRSROs, 27.27% of the loans received a grade “B” or higher with 72.73% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance
A	16	72.73%	$ 7,021,300.00
B	6	27.27%	$ 1,859,950.00
C	0	0.00%	$ -
D	0	0.00%	$ -

Credit Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance
A	16	72.73%	$ 7,021,300.00
B	6	27.27%	$ 1,859,950.00
C	0	0.00%	$ -
D	0	0.00%	$ -

Valuation Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance
A	22	100.00%	$ 8,344,500.00
B	0	0.00%	$ -
C	0	0.00%	$ -
D	0	0.00%	$ -

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “B” and a Property Grade of “A” would receive an overall Loan Grade of “B”).

CATEGORY	GRADE	FINDING DESCRIPTION	COUNT
CREDIT	B	Missing Credit Report	1
		Credit Minimum	1
		Insufficient Liquidity	3
		Minimum DSCR	1
		Seasoned Good Standing	1
		TOTAL CREDIT GRADE B FINDINGS:	7
		TOTAL CREDIT FINDINGS:	7
PROPERTY	B		0
		TOTAL PROPERTY GRADE B FINDINGS:	0
		TOTAL PROPERTY FINDINGS:	0